UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

100 Pearl Street, 9th Floor

                                     Hartford, CT 06103

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

Virtus Investment Partners, Inc.

100 Pearl Street

                                         Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7598

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	May 31, 2017

MESSAGE TO SHAREHOLDERS

Dear Duff & Phelps Select Energy MLP Fund Inc. Shareholder:

Enclosed is the semiannual report for the Duff & Phelps Select Energy MLP Fund Inc. (DSE) for the six-month period ended May 31, 2017. The report provides commentary from the portfolio management team at Duff & Phelps Investment Management Co. which discusses the performance of the fund and the U.S. energy market. The results of the annual meeting of shareholders held on June 6, 2017 are also included.

During the six-month period, the fund’s net asset value (NAV) decreased 3.11%, including $0.44 in reinvested distributions. During the same period, the average NAV of the constituents of the Lipper Energy MLP Closed-End Fund category declined 0.22%1, including reinvested dividends.

On behalf of the investment professionals at Duff & Phelps, thank you for your continued investment. If you have any questions, our customer service team is available to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Duff & Phelps Select Energy MLP Fund Inc.

July 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

[1]	Average NAV performance as calculated for the Lipper MLP Peer Group may differ from the Fund’s state performance

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

MAY 31, 2017

About the Fund:

Duff & Phelps Select Energy MLP Fund Inc. (NYSE: DSE) (the “Fund” or “DSE”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”). The Fund’s “Managed Assets” are equal to its net assets plus any borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not MLPs or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of May 31, 2017, the Fund’s leverage consisted of $35 million of fixed rate preferred stock and $65 million of borrowings. On that date, the total amount of leverage represented approximately 36% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (“DPIM”)

The Fund is subadvised by DPIM, and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 18 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Charles Georgas, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2016 through May 31, 2017.

How did the equity markets and MLPs perform during the six months ended May 31, 2017?

Fiscal year 2017 began with optimism for the energy space. The election of Donald Trump as the U.S. president, combined with OPEC’s historic agreement at the end of November 2016 that it would cut oil production starting in January 2017, seemed to position MLPs to perform well. MLPs, in fact, traded very strongly for the first two-and-a-half months of the fiscal year, gaining over 13% and outperforming the S&P 500® Index by more than 6% on a total-return basis. Nevertheless, while the broader market continued to move higher over the rest of the period, storm clouds emerged for MLPs and the sector pulled back, finishing the first half of the fiscal year up 2.28% on a total-return basis, as measured by the Alerian MLP Index. The sector fell again in June, and at the end of the month found itself up just 1.62% for the fiscal year.

Once again, oil prices drove the sector lower. Following the OPEC agreement, oil appeared as though it might be a tailwind for MLPs. West Texas Intermediate (“WTI”) crude oil prices rose from $45.23 a barrel the day before the agreement was signed on November 29, to up above $54 in December and February, as the market gained confidence that the oil market was back in balance. However, record long positioning in oil futures left no room for error, and stubbornly high U.S. oil inventories deflated the oil balloon. These higher inventories were driven by significant overproduction by OPEC prior to the agreement taking effect January 1, 2017, and a rapid ramp-up in U.S. production to take advantage of the expected higher oil prices. Even OPEC’s decision in May to further extend the cuts by an additional nine months did little to pacify the oil bears. Oil closed the month of May at $48.32 a barrel, roughly one dollar below where it started the fiscal year, and then fell another $2.28 in June.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

Weak and volatile oil prices have overshadowed an improving fundamental backdrop for MLPs. First, President Trump’s election eased the regulatory burden on the sector. In February, both Energy Transfer’s Rover Pipeline in the Marcellus shale formation and Williams’ Atlantic Sunrise Pipeline received final approvals from the Federal Energy Regulatory Commission. Energy Transfer’s controversial Dakota Access Pipeline was finally granted an easement to run the last piece of the pipeline underneath the Missouri River in North Dakota and began flowing oil in May. MLPs also continued to pursue mergers, restructurings, and simplification transactions that helped companies strengthen their balance sheets and lower their cost of capital. During the quarter, MPLX, DCP Midstream, Williams, and ONEOK announced restructurings, and the controversial Energy Transfer Partners/Sunoco Logistics merger finally closed at the end of April. Finally, while the large increase in U.S. drilling rigs has been a negative for oil prices, the expected higher volumes that have just started to ramp up should benefit the sector’s bottom line.

What affected the Fund’s performance during the six months ended May 31, 2017?

On a stock price basis, the Fund was up 1.93% for the first six months of its fiscal year. During the period, the Fund moved from a 0.9% premium to net asset value (“NAV”) to a 6.2% premium.

On a NAV basis, the Fund was down 3.11% for the six months. Returns were impacted by poor performance from two petroleum, transportation, and storage names and one diversified name. The Fund was also impacted by higher leverage in the second half of the period. In February, the Fund closed on a private placement of $35 million in mandatory redeemable preferred shares (“MRPS”). The MRPS not only allowed the

Fund to diversify its funding base, but, more importantly, the coverage requirements on the MRPS are less strict than on the Fund’s revolving credit facility, thus providing the Fund greater flexibility in volatile markets. While the majority of the proceeds from the private placement were used to pay down the credit facility, we also used some of the proceeds to make new portfolio investments. Unfortunately, the timing of these investments was less than ideal as MLPs peaked in mid-February, just as we started to invest the proceeds.

The portfolio’s overall makeup did not change dramatically over the period. The Fund saw increases in its allocation to gathering and processing and natural gas pipelines, with the addition of one new position in each category. The Fund reduced its allocation to petroleum, transportation, and storage with a significant reduction of one position and the full sale of another smaller position following an announced takeout bid.

What is your outlook for the energy sector?

Unfortunately, sentiment around energy stocks, and particularly MLPs, currently is poor. While the overall market has been strong, market breadth has been weak; technology stocks (up 17% for the calendar year to date through June) continued to drive the market higher, while energy stocks, the worst performing sector (down nearly 13% for the calendar year to date through June), have become orphaned. The story for MLPs is probably even tougher than energy. We had cautioned in our last commentary at the end of 2016 that we were still worried about a lack of new money flowing into the MLP space, and this issue has worsened. Retail investors that had started to tip-toe back into the space in late 2016 and early 2017 have pulled back (mutual fund and ETF flows were negative in May). Meanwhile, we are not aware of any meaningful flows coming from generalists or

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

value buyers, and hedge funds continue to withdraw capital from the space. Compounding the issue for MLPs is that, given their higher yields, most are not self-funding, and thus need access to the equity markets to grow. This equity requirement is either causing companies to undertake deeply discounted equity offerings or lean heavily on their at-the-market (“ATM”) equity programs, which is further pressuring the stocks. Ultimately, a lack of new money in the space is leading to a supply/demand imbalance that is pushing MLP stock prices lower.

Oil is still dictating a lot of the negative sentiment around energy and MLPs. Traders are controlling the oil market, and, similar to energy stocks, there do not appear to be a lot of value buyers willing to step in and take a stand. While oil fundamentals look better to us than how the commodity is trading, inventories have been slower to fall than we or most analysts anticipated. Nevertheless, as we enter the high demand season for oil, the supply/demand math seems to show that we will see good-size inventory draws over the second half of the year. If the inventories do start to draw, the price of oil should find more support at higher levels. Bears may continue to focus on rising U.S. production and pending imbalances once the OPEC cuts expire in March, 2018, but OPEC could also still decide to extend the cuts past March. There can be no question that OPEC leader Saudi Arabia has a big incentive to push oil prices higher, given the Saudi Aramco IPO that is expected in the second half of 2018.

While we worry about the lack of money flow in the MLP space, we remain positive on sector fundamentals. A big driver of the oil weakness is the widespread belief that U.S. production is likely to increase roughly 10% this year, or approximately 800,000 barrels per day from the end of 2016 to the end of 2017. While a negative for oil prices, this volume increase is a big positive for the midstream MLPs that must gather and transport the oil. MLP balance sheets are also in much better shape and do not carry anywhere close to the risk that they faced in 2015. Finally, MLP yields are also at very attractive levels. The yield on the Alerian MLP Index is 7.13%, and the spread between this yield and the 10-year U.S. Treasury is 480 basis points (“bps”), which is 50 bps over the historical average. At some point, this yield should garner interest, especially relative to other income securities, most of which are trading at the top of their historic valuation ranges.

Investors in the sector need to be patient, but the MLPs also need to help themselves. Like other companies that focus on energy and production, they need to stop outspending their cash flows and instead look for ways to push up their coverage ratios. The heavy reliance on ATM usage and deeply-discounted equity offerings is hurting the sector. General partners need to find ways to support their MLPs by reducing incentive distribution rights (“IDRs”), taking back stock on asset sell-downs, and generally not putting their interests in front of the MLPs. Given the continued success of U.S. shale, midstream MLPs should be able to garner attractive returns, but the market remains skeptical. In the end, feeling like you are sitting on the other side of the boat from everybody else never feels good, but if the sector can get a little momentum, we could see the boat balance out quickly and MLPs start to trade much better.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

MAY 31, 2017

the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets. The Fund has elected to be treated as a “C” corporation, for United States federal and state income tax purposes. Accordingly, the Fund may pay federal and applicable state corporate taxes.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

OUR PRIVACY COMMITMENT

Duff & Phelps Select Energy MLP Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Website and/or other communications.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

(Unaudited)

MAY 31, 2017

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments.

Asset Allocation

Energy	98%
Other (includes short-term investments)	2

Total	100%

Country Weightings

United States (includes short-term investments)	95%
Marshall Islands	5

Total	100%

Sector Weightings

Traditional Midstream	89%
Marine/Shipping	5
Downstream/Other	4
Short-Term Investment	2

100%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

KEY INVESTMENT TERMS (Unaudited)

MAY 31, 2017

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.

Lipper Energy MLP Closed-End Fund Average

The Lipper Energy MLP Closed-End Fund Average is the average performance at market of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds. Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Master Limited Partnerships (MLPs)

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries in order to secure (i) fair and stable prices for petroleum producers; (ii) an efficient, economic and regular supply of petroleum to consuming nations; and (iii) a fair return on capital to those investing in the industry.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MAY 31, 2017

($ reported in thousands)

	SHARES/ UNITS	VALUE

COMMON STOCK—6.9%
Gathering/Processing—6.9%
Targa Resources Corp.	266,375	$12,234
TOTAL COMMON STOCK (Identified Cost $6,638)		12,234
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—145.9%
Diversified—39.7%
Energy Transfer Partners LP	1,375,853	29,939
Enterprise Products Partners LP	293,000	7,855
MPLX LP	513,499	16,971
NGL Energy Partners LP	450,000	6,120
ONEOK Partners LP	189,291	9,258

		70,143

Downstream/Other—6.7%
Cheniere Energy Partners LP	130,000	4,179
Sunoco LP	258,000	7,694

		11,873

Gathering/Processing—32.0%
Crestwood Equity Partners LP	221,783	5,079
DCP Midstream LP	356,000	12,026
Enable Midstream Partners LP	340,000	5,246
EnLink Midstream Partners LP	1,081,399	18,351
Hess Midstream Partners LP(2)	118,000	2,742
Rice Midstream Partners LP	199,500	4,890
Western Gas Partners LP	149,000	8,304

		56,638

Marine/Shipping—8.3%
GasLog Partners LP	396,830	8,691
KNOT Offshore Partners LP	281,000	5,957

		14,648

	SHARES/ UNITS	VALUE

Natural Gas Pipelines—21.5%
Spectra Energy Partners LP	85,000	$3,667
Tallgrass Energy Partners LP	165,000	8,184
Williams Partners LP	668,914	26,201

		38,052

Petroleum Transportation & Storage—36.0%
Enbridge Energy Partners LP	605,000	10,019
Genesis Energy LP	285,000	8,889
NuStar Energy LP	380,000	17,321
Plains All American Pipeline LP	593,000	15,703
Tesoro Logistics LP	163,122	8,642
Western Refining Logistics LP	120,900	2,986

		63,560

Retail Propane—1.7%
AmeriGas Partners LP	67,500	2,993
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $318,722)		257,907
TOTAL LONG TERM INVESTMENTS—152.8%
(Identified Cost $325,360)		270,141
SHORT-TERM INVESTMENT—2.8%
Money Market Mutual Fund—2.8%
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares (seven-day effective yield 0.680%)(3)	4,885,823	4,886
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,886)		4,886
TOTAL INVESTMENTS—155.6% (Identified Cost $330,246)		275,027(1)(4)
Other assets and liabilities, net—(55.6)%		(98,230)

NET ASSETS—100.0%		$176,797

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

MAY 31, 2017

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Income Tax Information: For tax information at May 31, 2017, see Note 5 Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(4)	All or a portion of the portfolio is segregated as collateral for borrowings.

The following table provides a summary of inputs used to value the Fund’s investments as of May 31, 2017 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at May 31, 2017	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$12,234	$12,234
Master Limited Partnerships and Related Companies	257,907	257,907
Short-Term Investments	4,886	4,886

Total Investments	$275,027	$275,027

There were no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at May 31, 2017.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

MAY 31, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $330,246)	$275,027
Receivables
Investment securities sold	1,944
Dividends	3
Deferred tax asset, net (Note 5)	25
Prepaid directors’ retainer	14
Prepaid expenses	48

Total assets	277,061

Liabilities
Payables
Borrowings (Note 9)	65,000
Fixed rate mandatory redeemable preferred shares (liquidation preference $35,000 net of deferred offering costs of $548) (Note 8)	34,452
Investment advisory fees	245
Administration and accounting fees	64
Interest payable on fixed rate mandatory redeemable preferred shares (Note 8)	262
Professional fees	175
Interest payable on borrowings	3
Transfer agent fees and expenses	7
Other accrued expenses	56

Total liabilities	100,264

Net Assets	$176,797

Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$26
Capital paid in on shares of beneficial interest	412,038
Accumulated undistributed net investment income (loss), net of taxes	(11,772)
Accumulated undistributed net realized gain (loss), net of taxes	(168,276)
Net unrealized appreciation (depreciation), net of taxes	(55,219)

Net Assets	$176,797

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 26,109,167	$6.77

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF OPERATIONS (Unaudited)

SIX MONTHS ENDED MAY 31, 2017

($ reported in thousands)

Investment Income
Dividends and distributions	$11,364
Less return of capital distributions (Note 2C)	(11,077)

Total investment income	287

Expenses
Investment advisory fees	1,452
Administration and accounting fees	225
Professional fees	103
Directors’ fees and expenses	103
Printing fees and expenses	48
Amortization of offering costs on preferred shares (Note 8)	23
Franchise taxes	12
Transfer agent fees and expenses	9
Custodian fees	2
Miscellaneous expenses	44

Total expenses before interest expense	2,021
Interest expense on borrowings (Note 9)	572
Interest expense on preferred shares (Note 8)	488

Total expenses after interest expense	3,081

Net investment income (loss) before income taxes	(2,794)
Net tax benefit (expense)	—

Net investment income (loss)	(2,794)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments before income taxes	(3,446)
Net tax benefit (expense)	—

Net realized gain (loss) on investments	(3,446)

Net change in unrealized appreciation (depreciation) on investments before income taxes	1,417
Deferred tax benefit (expense)	—

Net change in unrealized appreciation (depreciation)	1,417

Net realized and unrealized gain (loss) on investments after income taxes	(2,029)

Net increase (decrease) in net assets resulting from operations	$(4,823)

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended May 31, 2017 (Unaudited)		Year Ended November 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(2,794)		$(2,706)
Net realized gain (loss)	(3,446)		(107,447)
Net change in unrealized appreciation (depreciation)	1,417		131,059

Increase (decrease) in net assets resulting from operations	(4,823)		20,906

From Distributions to Shareholders
Return of capital	(11,473	)(1)	(22,879)

Decrease in net assets from distributions to shareholders	(11,473)		(22,879)

From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (33,006 and 103,770 shares, respectively)	233		767

Increase (decrease) in net assets from capital share transactions	233		767

Net increase (decrease) in net assets	(16,063)		(1,206)

Net Assets
Beginning of period	192,860		194,066

End of period	$176,797		$192,860

Accumulated undistributed net investment income (loss) net of taxes at end of period	$(11,772)		$(8,978)

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2017, we estimate 100% of the distributions will represent return of capital.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED MAY 31, 2017

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(4,823)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales of long-term investments	15,598
(Increase) Decrease in investment securities sold receivable	1,298
Purchase of long-term investments	(29,144)
Increase (Decrease) in investment securities purchased payable	(3,424)
Net (purchases) or sales of short-term securities	(3,031)
Net change in unrealized (appreciation)/depreciation on investments	(1,417)
Net realized (gains)/loss on investments	3,446
Return of capital distributions on investments	11,080
(Increase) Decrease in dividends receivable	(2)
(Increase) Decrease in prepaid expenses	(29)
Increase (Decrease) in interest payable on borrowings	(88)
Increase (Decrease) in interest payable on fixed rate mandatory redeemable preferred shares	262
Increase (Decrease) in affiliated expenses payable	31
Increase (Decrease) in unaffiliated expenses payable	31

Cash provided by (used) for operating activities	(10,212)

Cash provided by (used for) financing activities:
Cash received from borrowings	7,000
Cash payments to reduce borrowings	(20,000)
Cash payments from fixed rate mandatory redeemable preferred shares	34,452
Cash dividends paid to shareholders	(11,240)

Cash provided by (used for) financing activities	10,212

Net increase (decrease) in cash	—

Cash:
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Reinvestment of dividends and distributions	$233
Cash paid during the period for interest	886

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended May 31, 2017 (Unaudited)		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	From Inception(1) to November 30, 2014
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$7.40		$7.47	$17.35	$19.10	(1)(2)

Income from investment operations:
Net investment income/(loss)(3)	(0.11)		(0.10)	(0.15)	(0.09)
Net realized and unrealized gain/(loss)	(0.08)		0.91	(8.15)	(1.30)

Total from investment operations	(0.19)		0.81	(8.30)	(1.39)

Dividends and/or Distributions to Shareholders:
Distributions from return of capital	(0.44)		(0.88)	(1.58)	(0.32)

Total dividends and distributions to shareholders	(0.44)		(0.88)	(1.58)	(0.32)

Offering costs charged to paid in capital	—		—	—	(0.04)

Net asset value, end of period	$6.77		$7.40	$7.47	$17.35

Market price, end of period(4)	$7.19		$7.47	$7.29	$15.80

Total return, net asset value(5)	(3.11	)%(9)	13.58%	(50.79)%	(7.64	)%(9)
Total return, market value(6)	1.93	%(9)	17.48%	(47.24)%	(19.72	)%(9)
Net assets, end of period (000’s)	$176,797		$192,860	$194,066	$448,635

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(7)(8)	3.05	%(10)	2.52%	2.28%	2.02	%(10)(11)
Ratio of net investment income/(loss) to average net assets	(2.77	)%(10)	(1.59)%	(1.20)%	(1.16	)%(10)(11)
Portfolio turnover rate	5	%(9)	28%	20%	22	%(9)

Bank Borrowings:
Loan outstanding, end of period (000’s)	$65,000		$78,000	$94,500	$193,500
Asset coverage for loan outstanding, end of period	426%		347%	305%	332%
Asset coverage for preferred shares, end of period	277%		—	—	—

(1)	The Fund commenced operations on June 25, 2014, the date which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90.
(3)	Calculated based on average shares outstanding.
(4)	Closing Price – New York Stock Exchange.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

(5)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(7)	Ratio of operating expenses to average net assets, before interest expense and before tax benefit (expense) was 2.00%, 1.97%, 1.84%, and 1.73% for the periods ended May 31, 2017, November 30, 2016, November 30, 2015, and November 30, 2014, respectively.
(8)	Ratio of operating expenses to average net assets, before interest expense and after tax benefit (expense) was 2.00%, 1.97%, 1.84%, and 1.73% for the periods ended May 31, 2017, November 30, 2016, November 30, 2015, and November 30, 2014, respectively.
(9)	Not annualized.
(10)	Annualized.
(11)	Ratio is calculated starting June 30, 2014, the date the Fund began accruing expenses.

See Notes to Financial Statements

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

MAY 31, 2017

Note 1. Organization

The Fund is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee approved by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage- backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Investment Income and Return of Capital Estimates

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2017, the Fund estimates that 95% of the MLP distributions received will be treated as a return of capital.

D.	Federal and State Income Taxes

Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations (currently at a maximum rate of 35%). The Fund may also be subject to a 20% alternative minimum tax to the extent that alternative minimum tax exceeds the Fund’s regular income tax liability. In addition, as a “C” corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs (state effective rate currently estimated at 1.88%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.

E.	Income Tax Accounting Policy

The Fund applies Accounting Standards Codification (ASC) 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset,

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

F.	Distributions to Shareholders

Distributions to shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.

The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.

The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2018. For the period ended May 31, 2017, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.

G.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser. As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage).

B.	Subadviser

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund. For its services, DPIM receives an annual fee, payable monthly from the Adviser. No fee is paid to DPIM directly from the Fund.

C.	Administration Services

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets.

For the period ended May 31, 2017, the Fund incurred administration fees totaling $145 which are included in the Statement of Operations.

D.	Directors

For the period ended May 31, 2017, the Fund incurred Directors’ fees totaling $92 which are included in the Statement of Operations.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended May 31, 2017, were as follows:

Purchases	Sales
$29,144	$15,598

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended May 31, 2017.

Note 5. Income Tax Information

($ reported in thousands)

The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2017. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

The Fund’s income tax provision consists of the following as of May 31, 2017:

	Current tax expense (benefit)	Deferred tax expense (benefit)	Valuation Allowance expense (benefit)	Total tax expense (benefit)
Federal tax expense (benefit)	$—	$1,650	$(1,650)	$(0)
State tax expense (benefit)	—	140	(140)	—

Total tax expense (benefit)	$—	$1,790	$(1,790)	$(0)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:

	Amount	Rate
Application of statutory income tax rate	$1,688	35.00%
State income taxes, net of federal benefit	91	1.88%
Return to provision and other	11	0.23%
Effect of valuation allowance	(1,790)	(37.11)%

Total income tax expense (benefit)	$—	0.00%

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2017, are as follows:

Deferred tax asset:
Capital loss carryforward (tax basis)	$66,869
Net operating loss carryforward (tax basis)	24,726
AMT credit carryforward	25
Charitable contribution carryforward	24
Deferred tax liability:
Net unrealized gain on investments (tax basis)	(3,980)

Net deferred tax asset before valuation allowance	87,664

Less: Valuation allowance	(87,639)

Net deferred tax asset (liability)	$25

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s net asset value. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.

At the period ended May 31, 2017, the Fund had net operating loss carryforwards (“NOL”) available for federal income tax purposes of $67,049. If not utilized, the federal NOL will expire in years 2033 through 2037. Additionally, as of May 31, 2017, the Fund had capital loss carryforwards of $181,325 which may be carried forward for 5 years. If not utilized, the capital loss will expire in years 2018 through 2022. The Fund has recorded a valuation allowance of $87,639 for the net deferred tax asset at May 31, 2017, except for the portion related to the AMT tax credit, as the Fund believes it is more likely than not that the asset will not be realized within the relevant carryforward period. The AMT tax credit carryforward does not expire.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. All tax years since inception remain open and subject to examination by tax jurisdictions. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At May 31, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$264,077	$36,607	$(25,657)	$10,950

The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At May 31, 2017, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,109,167 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2017 and November 30, 2016, there were 33,006 and 103,770 shares issued pursuant to the Plan, respectively.

Note 8. Fixed Rate Mandatory Redeemable Preferred Shares

On February 8, 2017, the Fund issued 1,400,000 Fixed Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at May 31, 2017, are as follows:

Series	Shares Outstanding	Liquidation Preference	Rate	Mandatory Redemption Date
A	400,000	$10,000,000	4.02%	2/08/2022
B	1,000,000	25,000,000	4.65%	2/08/2027

Total	1,400,000	$35,000,000

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $548,000 is included under the caption “Amortization of offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Fixed rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

early redemption premium (which varies based on the date of redemption). The MRPS are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 9. Borrowings

($ reported in thousands)

On July 22, 2016, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended May 31, 2017 were $15 and are included in interest expense on borrowings on the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. From December 1, 2016 to May 31, 2017, the average daily borrowings under the Agreement and the weighted daily average interest rate were $67,313 and 1.646%, respectively. At May 31, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$65,000	1.875%

Note 10. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

MAY 31, 2017

investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (the “SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Recent Accounting Pronouncement

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information. Shareholders may contact the above-referenced toll-free number.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Duff & Phelps Select Energy MLP Fund Inc. was held on June 6, 2017. The meeting was held for purposes of electing two (2) nominees to the Board of Directors. The Fund’s common and preferred shareholders voting together as a single class were eligible to vote with regard to Mr. Moyer’s election and the preferred shareholders voting as a single class were eligible to vote with regard to Mr. Oates’ election.

The results were as follows:

Election of Directors	Votes For	Votes Withheld
William R. Moyer	23,670,840	600,612
James M. Oates	1,400,000	0

Based on the foregoing, William R. Moyer and James M. Oates were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Duff & Phelps Select Energy MLP Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (the “Subadviser”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on December 1, 2016, the Board, including a majority of the Directors who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with its consideration of the renewal of the Agreements, the Board requested and evaluated information provided by VAIA and Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VAIA, and potential conflicts of interest therein.

The Independent Directors were advised separately by independent legal counsel throughout the process. In considering the renewal of each Agreement, the Board considered all factors that it considered relevant, including the specific factors described below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Independent Directors also discussed the Agreements in executive sessions with their independent legal counsel at which no representatives of VAIA or the Subadviser were present.

Nature, Extent and Quality of Services

The Directors considered various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VAIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also received in-person presentations by VAIA’s and the Subadviser’s senior management. The responses to the information requests and presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel who would be responsible for managing the Fund; resources, operations and compliance structure of VAIA and the Subadviser; and investment process, investment strategies, personnel, and overall performance of VAIA and the Subadviser.

With respect to the Advisory Agreement, the Board considered VAIA’s process for supervising and managing the Subadviser, including, among other things: (a) VAIA’s ability to select and oversee the Subadviser; (b) VAIA’s ability to provide the services and oversight necessary to monitor the Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions; and (c) VAIA’s ability and willingness to identify instances in which the Subadviser should be terminated or replaced, and to effect such change. The Directors also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and its ability to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

(d) the nature, extent and quality of administrative and other services to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

With respect to the Subadvisory Agreement, the Board considered the portfolio management services provided by the Subadviser, and received a presentation detailing, among other things: (a) the scope of the Subadviser’s operations; (b) its portfolio management capabilities; (c) the investment management process and strategies employed by the Subadviser; (d) the experience and capability of its management, investment and research personnel, and other personnel committed to the Fund; and (e) the various support services that it provides to the Fund. The Board also considered: (a) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board discussed the Subadviser’s regulatory history, and noted that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.

After considering all of the information provided to them, the Directors concluded that the nature, extent and quality of the services provided by VAIA and the Subadviser supported the renewal of the Agreements.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report prepared by Broadridge Financial Solutions, Inc., an independent provider of investment company data, furnished in connection with the contract renewal process (the “Broadridge Report”). The Broadridge Report presented the Fund’s performance relative to a group of comparable funds, as selected by Broadridge (the “Performance Universe”), and the Fund’s benchmark index. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VAIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that the Fund’s total return performance was above the median of its Performance Universe for the year-to-date and one-year periods ended September 30, 2016, and that the Fund outperformed its benchmark for the year-to-date and one-year periods ended September 30, 2016. The Board discussed the Fund’s longer-term performance with representatives of VAIA and the Subadviser, who noted that the Fund’s long-term performance was affected especially by underperformance in 2015.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance supported the renewal of the Agreements.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services, as well as the total expense levels of the Fund, relative to the Broadridge data. This information included comparisons of the Fund’s contractual management fees and total expenses to those of a group of comparable funds (the “Expense Group”), as well as comparisons of the Fund’s total expenses to a broad group of funds (the “Expense Universe”), selected by Broadridge. In comparing the Fund’s contractual management fees to those of comparable funds, the Board noted that the Fund’s administration fee was included among the Fund’s contractual management fees, unlike most of the comparable funds. The Board noted that the subadvisory fee was paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s total expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees at common asset levels were below the median of the Expense Group, and that its total expenses were below the median of the Expense Group, but above the median of the Expense Universe.

The Directors also considered the fee that VAIA pays to the Subadviser, the fee rates payable by accounts and funds managed by the Subadviser and the proposed allocation of responsibilities between VAIA and the Subadviser.

The Board determined that the Fund’s management fee and subadvisory fee supported the renewal of the Agreements.

Profitability

The Board also considered certain information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by an affiliate of VAIA. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Fund supported the renewal of the Agreements.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, and not by the Fund. In considering the reasonableness of the fees payable by VAIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VAIA, such profitability might be directly or indirectly shared by VAIA, and therefore the board considered the profitability of VAIA and the Subadviser together. For these reasons, the Board concluded that the profitability to the Subadviser was not a material factor in approval of the Subadvisory Agreement.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

Economies of Scale

The Directors considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the Fund’s advisory fee structure reflects these economies of scale for the benefit of Fund shareholders. The Board noted that, while economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Directors discussed whether the management fee rate was reasonable in relation to the asset size of the Fund, and whether any economies of scale exist at that size. The Directors concluded that, given the Fund’s closed-end structure, the management fee was reasonable in relation to the asset size of the Fund. The Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

The Directors also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. Based upon the current size of the Fund managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.

Other Factors

The Board considered information regarding potential “fall-out” or other ancillary benefits that may be realized by VAIA and the Subadviser and their respective affiliates as a result of their relationship with the Fund. The Board noted that an affiliate of VAIA serves as the Fund’s administrator. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits received by the Subadviser in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement.

The Directors noted that VAIA and the Subadviser may realize certain indirect benefits as a result of their relationship with the Fund. They concluded that any such potential “fall-out” benefits, such as greater name recognition or increased ability to obtain research or brokerage services, as applicable, appear to be reasonable and may, in some cases, benefit the Fund.

Conclusion

Based on all of the foregoing considerations, the Board determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

DUFF & PHELPS SELECT ENERGY MLP FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

1 Wall Street

New York, NY 10286

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

How to Contact Us

Shareholder Services    1-866-270-7788

Website                          www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8567	07-17

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select Energy MLP Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 8/4/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)
Date 8/4/2017
By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)
Date 8/4/2017

* Print the name and title of each signing officer under his or her signature.